Disclosures about the Fair Value of Financial Instruments and Concentrations of Credit Risk (Tables)	12 Months Ended
Dec. 31, 2020
Investments, All Other Investments [Abstract]
Estimated Fair Values of Canon's Financial Instruments	The estimated fair values of Canon’s financial instruments at December 31, 2020 and 2019 are set forth below. The following summary excludes cash and cash equivalents, trade receivables, finance receivables, noncurrent receivables, short-term loans, trade payables and accrued expenses, and the fair values of these instruments approximate their carrying amounts. The summary also excludes investments and derivative instruments which are disclosed in Note 2 and Note 21, and Note 17, respectively.

	December 31
	2020		2019
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
	(Millions of yen)
Long-term debt, including current installments	(346,317)	(346,275)	(354,444)	(354,444)